UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 26, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of February 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-1 Mortgage Pass-Through Certificates, Series 2002-1)

                         GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-688120-03                 13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-1 Mortgage Pass-through Certificates, Series 2002-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2002 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-1
Mortgage Pass-Through Certificates, Series 2002-1
----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein






Date: December 27, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002



                                  Exhibit 99.1

             Monthly Certificateholder Statement on  December 26, 2002


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

                                            GSR MORTGAGE LOAN TRUST 2002-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    December 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1          74,707,000.00     49,993,318.98   3,180,847.01    245,067.53    3,425,914.54     0.00        0.00       46,812,471.97
A2A        141,000,000.00     10,882,749.93  10,882,749.93     29,800.60   10,912,550.53     0.00        0.00                0.00
A2B         65,700,000.00     65,700,000.00  10,090,934.10    281,469.75   10,372,403.85     0.00        0.00       55,609,065.90
A2C         83,683,000.00     83,683,000.00           0.00    413,742.70      413,742.70     0.00        0.00       83,683,000.00
A3          80,312,000.00     62,470,968.49   4,227,595.36    308,079.14    4,535,674.50     0.00        0.00       58,243,373.13
B1           6,231,000.00      6,174,439.48       6,547.14     30,720.48       37,267.62     0.00        0.00        6,167,892.34
B2           4,154,000.00      4,116,292.98       4,364.76     20,480.32       24,845.08     0.00        0.00        4,111,928.22
B3           1,846,000.00      1,829,243.36       1,939.66      9,101.27       11,040.93     0.00        0.00        1,827,303.70
B4           1,385,000.00      1,372,427.96       1,455.27      6,828.42        8,283.69     0.00        0.00        1,370,972.69
B5             692,000.00        685,718.52         727.11      3,411.74        4,138.85     0.00        0.00          684,991.41
B6           1,847,051.00      1,830,284.84       1,940.76      9,106.45       11,047.21     0.00        0.00        1,828,344.08
R1                 100.00              0.00           0.00          0.00            0.00     0.00        0.00                0.00
R2                 100.00              0.00           0.00          0.00            0.00     0.00        0.00                0.00
R3                 100.00              0.00           0.00          0.00            0.00     0.00        0.00                0.00
TOTALS     461,557,351.00    288,738,444.54  28,399,101.10  1,357,808.40   29,756,909.50     0.00        0.00      260,339,343.44

X2         290,383,000.00    160,265,749.93           0.00     77,348.84       77,348.84     0.00        0.00      139,292,065.90
X3          80,312,000.00     62,470,968.49           0.00          0.00            0.00     0.00        0.00       58,243,373.13
----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      36229RAU3    669.19189607     42.57763007     3.28038243     45.85801250    626.61426600           A1         5.882407 %
A2A     36229RAV1     77.18262362     77.18262362     0.21135177     77.39397539      0.00000000           A2A        3.286000 %
A2B     36229RAW9  1,000.00000000    153.59108219     4.28416667    157.87524886    846.40891781           A2B        5.141000 %
A2C     36229RAX7  1,000.00000000      0.00000000     4.94416668      4.94416668  1,000.00000000           A2C        5.933000 %
A3      36229RAY5    777.85347756     52.63964738     3.83602874     56.47567611    725.21383019           A3         5.917868 %
B1      36229RBB4    990.92272187      1.05073664     4.93026481      5.98100144    989.87198524           B1         5.970514 %
B2      36229RBC2    990.92272027      1.05073664     4.93026481      5.98100144    989.87198363           B2         5.970514 %
B3      36229RBD0    990.92273023      1.05073673     4.93026544      5.98100217    989.87199350           B3         5.970514 %
B4      36229RAR0    990.92271480      1.05073646     4.93026715      5.98100361    989.87197834           B4         5.970514 %
B5      36229RAS8    990.92271676      1.05073699     4.93026012      5.98099711    989.87197977           B5         5.970514 %
B6      36229RAT6    990.92274117      1.05073439     4.93026451      5.98099890    989.87200678           B6         5.970514 %
R1      36229RBE8      0.00000000      0.00000000     0.00000000      0.00000000      0.00000000           R1         6.007736 %
R2      36229RBF5      0.00000000      0.00000000     0.00000000      0.00000000      0.00000000           R2         6.007736 %
R3      36229RBG3      0.00000000      0.00000000     0.00000000      0.00000000      0.00000000           R3         6.007736 %
TOTALS               625.57436018     61.52886751     2.94179780     64.47066532    564.04549267

X2      36229RAZ2    551.91161304      0.00000000     0.26636835      0.26636835    479.68395498           X2         0.579154 %
X3      36229RBA6    777.85347756      0.00000000     0.00000000      0.00000000    725.21383019           X3         0.000000 %
----------------------------------------------------------------------------------------------------    -------------------------



If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                        49,493,664.69
                                        Pool 2 Mortgage Loans                                                       149,718,297.29
                                        Pool 3 Mortgage Loans                                                        61,127,382.02
Sec. 4.01(c)    Available Distribution                                                                               29,834,258.35
                                        Principal Distribution Amount                                                   306,328.11
                                        Principal Prepayment Amount                                                  28,092,773.00

Sec. 4.01(e)    Principal Prepayments
                                        Class A1
                                                              Payoffs in Full                                         3,112,472.56
                                                              Partial Principal Prepayments                              11,803.25
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class A2a
                                                              Payoffs in Full                                        10,714,311.16
                                                              Partial Principal Prepayments                                   0.00
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class A2b
                                                              Payoffs in Full                                         9,988,814.23
                                                              Partial Principal Prepayments                             102,419.87
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class A2c
                                                              Payoffs in Full                                                 0.00
                                                              Partial Principal Prepayments                                   0.00
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class A3
                                                              Payoffs in Full                                         4,154,670.45
                                                              Partial Principal Prepayments                               8,281.48
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class B1
                                                              Payoffs in Full                                                 0.00
                                                              Partial Principal Prepayments                                   0.00
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class B2
                                                              Payoffs in Full                                                 0.00
                                                              Partial Principal Prepayments                                   0.00
                                                              Liquidation Proceeds                                            0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class B3
                                                              Payoffs in Full                                                 0.00
                                                              Partial Principal Prepayments                                   0.00
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class B4
                                                              Payoffs in Full                                                 0.00
                                                              Partial Principal Prepayments                                   0.00
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class B5
                                                              Payoffs in Full                                                 0.00
                                                              Partial Principal Prepayments                                   0.00
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Repurchased Principal                                           0.00
                                        Class B6
                                                              Payoffs in Full                                                 0.00
                                                              Partial Principal Prepayments                                   0.00
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Repurchased Principal                                           0.00


Sec. 4.01(f)    Interest Payment
                                        Class A1
                                                              Accrued and Paid for Current Month                        245,067.53
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A2a
                                                              Accrued and Paid for Current Month                         29,800.60
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A2b
                                                              Accrued and Paid for Current Month                        281,469.75
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A2c
                                                              Accrued and Paid for Current Month                        413,742.70
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A3
                                                              Accrued and Paid for Current Month                        308,079.14
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                         77,348.84
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class X3
                                                              Accrued and Paid for Current Month                              0.00
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                         30,720.48
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                         20,480.32
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                          9,101.27
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                          6,828.42
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                          3,411.74
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                          9,106.45
                                                              Accrued and Paid from Prior Months                              0.00


Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                                               73,639.50
                                                              ABN AMRO Mortgage Group                                    24,006.89
                                                              Bank One                                                   32,327.52
                                                              Country Wide Home Loans                                       615.43
                                                              Bank of America                                            16,689.66
                                        Trustee Fee Paid                                                                  1,804.62

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                   541
                                        Balance of Outstanding Mortgage Loans                                       260,339,344.00

Sec. 4.01(l)                             Number and Balance of Delinquent Loans
                                          Group Totals
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         30-59 days                      0                     0.00                  0.00 %
                                         60-89 days                      2               773,952.03                  0.30 %
                                         90+days                         0                     0.00                  0.00 %
                                          Total                          2               773,952.03                  0.30 %


Sec. 4.01(l)                             Number and Balance of REO Loans
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %


Sec. 4.01(l)                             Number and Balance of Loans in Bankruptcy


                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %


Sec. 4.01(m)                             Number and Balance of Loans in Foreclosure
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                        306,328.11
                                                              Payoffs                                                 27,970,268.40
                                                              Prepayments                                                122,504.60
                                                              Liquidation Proceeds                                             0.00
                                                              Condemnation Proceeds                                            0.00
                                                              Insurance Proceeds                                               0.00
                                                              Realized Losses                                                  0.00

                                                              Realized Losses Group 1                                          0.00
                                                              Realized Losses Group 2                                          0.00
                                                              Realized Losses Group 3                                          0.00
                                                              Realized Gains                                                   0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                         0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period
                                                              Class A1                                                         0.00
                                                              Class A2a                                                        0.00
                                                              Class A2b                                                        0.00
                                                              Class A2c                                                        0.00
                                                              Class A3                                                         0.00
                                                              Class X2                                                         0.00
                                                              Class X3                                                         0.00
                                                              Class B1                                                         0.00
                                                              Class B2                                                         0.00
                                                              Class B3                                                         0.00
                                                              Class B4                                                         0.00
                                                              Class B5                                                         0.00
                                                              Class B6                                                         0.00

Sec. 4.01(s) Group I
                                        Senior Percentage                                                               94.900000 %
                                        Senior Prepayment Percentage                                                   100.000000 %
                                        Subordinate Percentage                                                           5.100000 %
                                        Subordinate Prepayment Percentage                                                0.000000 %

Sec. 4.01(s) Group II
                                        Senior Percentage                                                               93.890000 %
                                        Senior Prepayment Percentage                                                   100.000000 %
                                        Subordinate Percentage                                                           6.110000 %
                                        Subordinate Prepayment Percentage                                                0.000000 %

Sec. 4.01(s) Group III
                                        Senior Percentage                                                               95.580000 %
                                        Senior Prepayment Percentage                                                   100.000000 %
                                        Subordinate Percentage                                                           4.420000 %
                                        Subordinate Prepayment Percentage                                                0.000000 %
Aggregate
                                        Scheduled Principal                                                              306,328.11
                                        Unscheduled Principal                                                         28,092,773.00
                                        Beginning Balance                                                            288,738,445.11
                                        Ending Balance                                                               260,339,344.00
                                        Net Wac                                                                             5.96453
                                        Weighted Averge Maturity                                                          345.00000
Groups
                                        Net Wac Group 1                                                                     5.88241
                                        Net Wac Group 2                                                                     6.00774
                                        Net Wac Group 3                                                                     5.91787

                                        Wam Group 1                                                                          340.00
                                        Wam Group 2                                                                          346.00
                                        Wam Group 3                                                                          347.00

                                         Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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